[AMERENCIPS LOGO]

NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS AND PROXY STATEMENT OF
CENTRAL ILLINOIS PUBLIC SERVICE COMPANY



      Time:     9:00 A.M.
                Tuesday
                April 24, 2001


      Place:    Powell Symphony Hall
                718 North Grand Boulevard
                St. Louis, Missouri




IMPORTANT

      Admission to the meeting will be by ticket only. If you plan to attend, please advise the Company in your proxy vote (by telephone or by checking the appropriate box on the proxy card). Persons without tickets will be admitted to the meeting upon verification of their stockholdings in the Company.





      Please vote by proxy (via telephone or the enclosed proxy card) even if you own only a few shares. If you attend the meeting and want to change your proxy vote, you can do so by voting in person at the meeting.

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

        CENTRAL ILLINOIS PUBLIC SERVICE COMPANY


      We will hold the Annual Meeting of Stockholders of Central Illinois Public Service Company at Powell Symphony Hall, 718 North Grand Boulevard, St. Louis, Missouri, on Tuesday, April 24, 2001, at 9:00 A.M., for the purposes of

      (1)electing Directors of the Company for terms ending in April 2002; and

      (2)acting on other proper business presented to the meeting.

      The Board of Directors of the Company presently knows of no other business to come before the meeting.

      If you owned shares of the Company's capital stock at the close of business on March 8, 2001, you are entitled to vote at the meeting and at any adjournment thereof. All shareowners are requested to be present at the meeting in person or by proxy so that a quorum may be assured.

      You may vote via telephone or, if you prefer, you may sign and return the enclosed proxy card in the enclosed envelope. Your prompt vote by proxy will reduce expenses. Instructions for voting by telephone are included with this mailing. If you attend the meeting, you may revoke your proxy by voting in person.

By order of the President and the Board of Directors.



                                    STEVEN R. SULLIVAN
                                    Secretary



St. Louis, Missouri
March 30, 2001

PROXY STATEMENT OF CENTRAL ILLINOIS
PUBLIC SERVICE COMPANY
(First sent or given to stockholders March 30, 2001)

Principal Executive Offices:
607 East Adams Street, Springfield, IL 62739

      This solicitation of proxies is made by the Board of Directors of Central Illinois Public Service Company, d/b/a AmerenCIPS ("CIPS" or the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, April 24, 2001, and at any adjournment thereof.

      As a result of a merger effective December 31, 1997 (the "Merger"), the Company, Union Electric Company, d/b/a AmerenUE ("Union Electric"), Ameren Services Company ("Ameren Services"), AmerenEnergy Resources Company ("AER"), and AmerenEnergy, Inc. ("AE") are the principal first tier subsidiaries of Ameren Corporation ("Ameren"), a holding company.

      As information, the CIPS annual meeting will be held in conjunction with the Ameren and Union Electric annual meetings.


                                     VOTING

Who Can Vote

      Only stockholders of record at the close of business on the Record Date, March 8, 2001, are entitled to vote at the meeting. The voting securities of the Company on such date consisted of 25,452,373 shares of Common Stock, all of which were owned by Ameren, and 800,000 shares of Cumulative Preferred Stock of various series. In order to conduct the meeting, holders of more than one-half of the outstanding shares must be present in person or represented by proxy so that there is a quorum. It is important that you vote promptly so that your shares are counted toward the quorum. Each stockholder is entitled to one vote for each share of stock of the Company (whether common or preferred) held, on each matter submitted to a vote at the meeting, except that in the election of directors, each stockholder is entitled to vote cumulatively and therefore may give one nominee votes equal to the number of directors to be elected, multiplied by the number of shares held by such stockholder, or such votes may be distributed among any two or more nominees. The proxies seek discretionary authority to cast cumulative votes in the election of Directors.

      In determining whether a quorum is present at the meeting, shares registered in the name of a broker or other nominee, which are voted on any matter, will be included. In tabulating the number of votes cast, withheld votes, abstentions, and non-votes by banks and brokers are not included.

      Holders of depositary shares ("Depositary Shares") representing one-quarter of one share of 6.625% Cumulative Preferred Stock of the Company will receive a form of proxy so that they may instruct Ameren Services, as depository agent, as to the manner of voting such Depositary Shares. The depository agent will vote whole shares of 6.625% Cumulative Preferred Stock based on those instructions from holders of Depositary Shares.

      The Board of Directors has adopted a confidential voting policy for proxies.

How You Can Vote

      By Proxy. Before the meeting, you can give a proxy to vote your shares --------- of the Company's capital stock in one of the following ways:

-        by calling the toll-free telephone number; or

- by completing and signing the enclosed proxy card and mailing it in time to be received before the meeting.

      The telephone voting procedure is designed to confirm your identity and to allow you to give your voting instructions. If you wish to vote by telephone, please follow the enclosed instructions.

      If you mail us your properly completed and signed proxy card, or vote by telephone, your shares of the Company's capital stock will be voted according to the choices that you specify. If you sign and mail your proxy card without marking any choices, your proxy will be voted as recommended by the Board - FOR the Board's nominees for Director. On any other matters, the named proxies will use their discretion.

      In Person. You may come to the meeting and cast your vote there. Only ---------- stockholders of record at the close of business on the Record Date, March 8, 2001, are entitled to vote at the meeting.

How You Can Revoke Your Proxy

      You may revoke your proxy at any time after you give it and before it is voted by delivering either a written revocation or a signed proxy bearing a later date to the Secretary of the Company or by voting in person at the meeting.


                             ITEMS TO BE CONSIDERED

Item (1):  Election of Directors

      Five Directors are to be elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. The nominees designated by the Board of Directors, all of whom are executive officers of the Company or its affiliates, are listed below with information about their principal occupations and backgrounds.

PAUL A. AGATHEN

Senior Vice President of Ameren Services. Mr. Agathen was employed by Union Electric in 1975 as an attorney. He was named General Attorney of Union Electric in 1982, Vice President, Environmental and Safety in 1994 and Senior Vice President in 1996. He was elected to his present position at Ameren Services upon the Merger. Director of the Company since 1997. Other directorships: Union Electric (since 1998). Age: 53.

WARNER L. BAXTER

Vice President and Controller of the Company, Ameren, Union Electric and Ameren Services. From 1983 to 1995, Mr. Baxter was employed by Price Waterhouse (now PricewaterhouseCoopers LLP). Mr. Baxter joined Union Electric in 1995 as Assistant Controller. He was promoted to Controller of Union
Electric  in 1996  and was  elected  Vice  President  and  Controller  of  Union
Electric, Ameren and Ameren Services Company in 1998. He was elected Vice President and Controller of the Company in 1999. Other directorships: Union Electric (since 1999). Age: 39.

DONALD E. BRANDT

Senior Vice President - Finance of Ameren and Senior Vice President - Finance and Corporate Services of Union Electric and Ameren Services. Mr. Brandt worked for Price Waterhouse (now PricewaterhouseCoopers LLP) from 1975 until his appointment as Controller of Union Electric in 1983. He was elected Vice President of Union Electric in 1985 and Senior Vice President in 1988. He was elected to his present positions at Ameren and Ameren Services upon the
Merger. Director of the Company since 1997. Other directorships: Union Electric (since 1998); Huntco, Inc.; Mercantile Mutual Funds, Inc. Age: 46.

CHARLES W. MUELLER

Chairman, President and Chief Executive Officer of Ameren and President and Chief Executive Officer of Union Electric and Ameren Services. Mr. Mueller
began his career with Union Electric in 1961 as an engineer. He was named Treasurer in 1978, Vice President-Finance in 1983, Senior Vice President-Administrative Services in 1988, President in 1993 and Chief Executive Officer in 1994. Mr. Mueller was elected Chairman of Ameren and President and Chief Executive Officer of Ameren and Ameren Services upon the Merger. Director of the Company since 1997. Mr. Mueller is Chairman of the Federal Reserve Bank of St. Louis. Other directorships: Ameren (since 1997); Union Electric (since 1993); Angelica Corporation. Age: 62.

GARY L. RAINWATER

President and Chief Executive Officer of the Company and President of AER. Mr. Rainwater was elected Executive Vice President of the Company in January 1997 and was named to his present position in December 1997. Before joining the Company he worked for Union Electric for 17 years, beginning his career in 1979 as an engineer. He was named General Manager-Corporate Planning in 1988 and Vice President in 1993. Mr. Rainwater was elected President of AER in 1999. Director of the Company since 1997. Other directorships: Union Electric (since 1998). Age: 54.

      The five nominees for Director who receive the most votes will be elected.

      The Board of Directors knows of no reason why any nominee will not be able to serve as a Director. If, at the time of the Annual Meeting, any nominee is unable or declines to serve, the proxies may be voted for a substitute nominee approved by the Board.

      During 2000, the Board of Directors met or acted by unanimous written consent without a meeting six times. All nominees attended all of the meetings of the Board for which they were eligible.

      Age Policy - Directors who attain age 72 prior to the date of an annual meeting cannot be designated as a nominee for election at such meeting. In addition, the eligibility of former employees, except for one who has been elected Chief Executive Officer of Ameren, Union Electric or CIPS is limited to the date upon which they retire, resign or otherwise sever active employment with the respective company.

      Board Committees - The Board of Directors has an Executive Committee which has such duties as may be delegated to it from time to time by the Board. The members of the Executive Committee are Messrs. Brandt, Mueller and Rainwater. The Executive Committee did not meet in 2000.

      The Board does not have any standing committees other than the Executive Committee. The Board committees of the Company's parent, Ameren, (including its Auditing Committee) perform committee functions for the Company's Board.
Ameren's Board of Directors has adopted a written charter for the Auditing Committee, which is included as an appendix to this proxy statement. Each of the members of Ameren's Auditing Committee is independent as defined by the New York Stock Exchange listing standards.

      Directors' Compensation - All nominees for Director are executive officers of Ameren or its subsidiaries, and they do not receive compensation for their services as a Director.

Item (2):  Other Matters

      The Board of Directors does not know of any matters, other than the election of Directors, which may be presented to the meeting.


                               SECURITY OWNERSHIP

Securities of the Company

      All of the outstanding shares of the Company's Common Stock are owned by Ameren. Of the 800,000 shares of the Company's outstanding Cumulative Preferred Stock, no shares were owned by Directors and executive officers of the Company as of February 1, 2001.

Securities of Ameren



                                                      Shares of Common Stock
                                                            of Ameren
                                                      Beneficially Owned<F1><F2>
             Name                                     as of February 1, 2001
             ----                                     ----------------------
       Paul A. Agathen                                          32,980
       Warner L. Baxter                                         11,124
       Jerre E. Birdsong                                        11,160
       Donald E. Brandt                                         33,222
       Charles W. Mueller                                       95,541
       Gary L. Rainwater                                        19,451
       Steven R. Sullivan                                        4,286
       Thomas R. Voss                                            8,298

       All Directors and executive officers as a group         235,468


      <F1> Includes  shares held jointly.  Also includes  shares issuable within
           60 days upon the exercise of stock options as follows: Mr. Agathen, 28,175; Mr. Baxter, 10,950; Mr. Birdsong, 9,325; Mr. Brandt,
           31,675; Mr. Mueller, 84,950; Mr. Rainwater, 13,425; Mr. Sullivan, 4,000; and Mr. Voss, 5,846. Reported shares include those for which a Director, nominee for Director or executive officer has voting or investment power because of joint or fiduciary ownership of the shares or a relationship with the record owner, most commonly a spouse, even if such nominee or executive officer does not claim beneficial ownership.

      <F2> Shares beneficially owned by all Directors, nominees for Director and executive officers in the aggregate do not exceed one percent of any class of equity securities outstanding.



                             EXECUTIVE COMPENSATION

Ameren Corporation Human Resources Committee Report on Executive Compensation

      Ameren Corporation and its subsidiaries' (collectively referred to as "Ameren") goal for executive compensation is to approximate the median of the range of compensation paid by similar companies. Accordingly, the Human Resources Committee of the Board of Directors of Ameren Corporation, which is comprised entirely of non-employee directors, makes annual reviews of the compensation paid to the executive officers of Ameren. The Committee's compensation decisions with respect to the five highest paid officers of Ameren Corporation and its principal subsidiaries are subject to approval by such company's Board of Directors. Following the annual reviews, the Committee authorizes appropriate changes as determined by the three basic components of the executive compensation program, which are:

o        Base salary,

o        A performance-based short-term incentive plan, and

o        Long-term stock-based awards.

      First, in evaluating and setting base salaries for executive officers, including the Chief Executive Officers of Ameren Corporation and its subsidiaries, the Committee considers: individual responsibilities, including changes which may have occurred since the prior review; individual performance in fulfilling responsibilities, including the degree of competence and initiative exhibited; relative contribution to the results of operations; the impact of operating conditions; the effect of economic changes on salary structure; and comparisons with compensation paid by similar companies. Such considerations are subjective, and specific measures are not used in the review process.

      The  second  component  of  the  executive   compensation   program  is  a
performance-based Executive Incentive Compensation Plan established by the Ameren Corporation Board, which provides specific, direct relationships between corporate results and Plan compensation. For 2000, Ameren consolidated year-end earnings per share (EPS) target levels were set by the Human Resources Committee. If EPS reaches at least the minimum target level, the Committee authorizes incentive payments within prescribed ranges based on individual performance and degree of responsibility. If EPS fails to reach the minimum target level, no payments are made. Under the Plan, it is expected that payments to the Chief Executive Officers of Ameren Corporation and its subsidiaries will range from 0-37% of base salary. For 2000, actual payments ranged from 28.8% to 35.6% of base salary.

      The third component of the 2000 executive compensation program is the Long-Term Incentive Plan of 1998, which also ties compensation to performance. The Plan was approved by Ameren Corporation shareholders at its 1998 Annual Meeting and provides for the grant of options, restricted stock, performance awards, stock appreciation rights and other awards. The Human Resources Committee determines who participates in the Plan and the number and types of awards to be made. It also sets the terms, conditions, performance requirements and limitations applicable to each award under the Plan. Awards under the 1998 Plan have been at levels that approximate the median of the range of awards granted by similar companies.

      In determining the reported 2000 compensation of the Chief Executive Officers, as well as compensation for the other executive officers, the Human Resources Committee considered and applied the factors discussed above.

Further,   the  reported   compensation   reflects  an  above-average  level  of
achievement in attaining 2000 EPS. Authorized compensation for the Company's executive officers fell within the ranges of those paid by similar companies.

                                      /s/ John Peters MacCarthy, Chairman
                                      /s/ Thomas A. Hays
                                      /s/ Gordon R. Lohman
                                      /s/ Robert H. Quenon


Compensation Tables

      The following tables contain compensation information, for the periods indicated, for (a) the President and Chief Executive Officer of the Company and
(b) the four other most highly compensated executive officers of the Company who were serving as executive officers at the end of 2000.

                           SUMMARY COMPENSATION TABLE

                                                         Long-Term
                                                        Compensation
                                      Annual           --------------
         Name and                  Compensation          Securities   All Other
                                   ------------          Underlying   Compen-
 Principal Position<F1>   Year     Salary($)  Bonus($)   Options(#)   sation($)
 ------------------       ----     ---------  --------  -----------  -----------


G. L. Rainwater           2000     400,000    115,200       32,600     9,450<F2>
President and Chief       1999     342,000     97,500       27,900     4,825
Executive Officer, CIPS;  1998     325,000     93,000       25,800        66
President, AER

T. R. Voss                2000     230,000     63,500       32,600     9,711<F2>
Senior Vice President -   1999     190,000     50,800       10,700     6,728
Customer Services,        1998     142,000     23,000        3,350     4,164
CIPS, Union Electric
and Ameren Services

W. L. Baxter              2000     220,000     47,000       14,100     4,634<F2>
Vice President and        1999     175,000     37,400       10,700     5,240
Controller, Ameren,       1998     157,000     35,000        9,700     2,753
CIPS, Union Electric
and Ameren Services

S. R. Sullivan            2000     220,000     44,600       14,100     4,888<F2>
Vice President, General   1999     190,000     40,600       10,700     4,624
Counsel and Secretary,    1998<F3>  98,000     21,000        5,300     1,075
Ameren, CIPS, Union
Electric, Ameren
Services, AER and AE

J. E. Birdsong           2000     185,000     39,500       14,100      9,683<F2>
Treasurer, Ameren,       1999     160,000     33,100       10,700      6,032
CIPS, Union Electric,    1998     132,000     28,000        9,700      4,369
Ameren Services,
AER and AE

[FN]

 <F1> Includes compensation received as an officer of Ameren and its subsidiaries including the Company.
 <F2> Amount includes (a) matching contributions to the
      401(k) plan and (b) above-market earnings on deferred compensation, as follows:

                                       (a)           (b)
                  G. L. Rainwater   $5,100        $4,350
                  T. R. Voss         7,345         2,366
                  W. L. Baxter       2,599         2,035
                  S. R. Sullivan     3,133         1,755
                  J. E. Birdsong     7,492         2,191

<F3> Mr. Sullivan commenced his employment with Ameren and its subsidiaries on
     June 16, 1998.



                             OPTION GRANTS IN 2000


                    Number of     % of Total                           Grant
                       Shares       Options                            Date
                    Underlying    Granted to    Exercise               Present
                      Options     Employees      Price   Expiration    Value<F2>
         Name       Granted<F1>    in 2000     ($/Sh)      Date        ($)
         ----       ----------      -------     ------      ----       ---
G. L. Rainwater      32,600          3.41       31.00      2/11/10    135,290
T. R. Voss           32,600          3.41       31.00      2/11/10    135,290
W. L. Baxter         14,100          1.47       31.00      2/11/10     58,515
S. R. Sullivan       14,100          1.47       31.00      2/11/10     58,515
J. E. Birdsong       14,100          1.47       31.00      2/11/10     58,515


<F1>Options  relate  to Ameren  Common  Stock  and vest 25%  annually  beginning
    February 11, 2002. Options are not transferable.

<F2>The Grant Date Present  Values were  determined  using the  binomial  option pricing model, a derivative of the Black-Scholes option pricing model. Assumptions used for the model are as follows: an option term of ten years, stock volatility of 17.39%, a dividend yield of 6.61%, risk-free interest rate of 6.81%, and a vesting restrictions discount rate of 3% per year over the five-year vesting period. The Grant Date Present Value calculation is presented in accordance with SEC proxy requirements, and the Company has no way to determine whether the pricing model can properly determine the value of an option. There is no assurance that the value, if any, that may be realized will be at or near the value estimated by the model. No value will be realized by the optionee unless the stock price increases from the exercise price, in which case shareholders would benefit commensurately.

                      AGGREGATED OPTION EXERCISES IN 2000
                               AND YEAR-END VALUES

                                                                           Value of
                                               Unexercised               In-the-Money
                    Shares                      Options                     Options
                  Acquired    Value          at Year End(#)              at Year End($)<F1>
                     on       Realized       --------------             ------------------
 Name            Exercise(#)      $       Exercisable Unexercisable    Exercisable Unexercisable
------          ------------ ---------   ----------- -------------   ------------ --------------
G. L. Rainwater      -           -          6,450       79,850          45,553       906,128

T. R. Voss           -           -          2,694       46,556          19,458       625,461

W. L. Baxter         -           -          6,800       34,400          45,269       386,294

S. R. Sullivan       -           -          1,325       28,775           8,613       345,400

J. E. Birdsong     1,875       6,152        5,175       34,400          41,367       386,294


<F1>These columns  represent the excess of the closing price of Ameren's  Common
    Stock of $46.3125 per share, as of December 29, 2000, above the exercise price of the options. The amounts under the Exercisable column report the "value" of options that are vested and therefore could be exercised. The Unexercisable column reports the "value" of options that are not vested and therefore could not be exercised as of December 31, 2000.


Ameren Retirement Plan

      Most salaried employees of Ameren and its subsidiaries earn benefits under the Ameren Retirement Plan immediately upon employment. Benefits generally become vested after five years of service. On an annual basis a bookkeeping account in a participant's name is credited with an amount equal to a percentage of the participant's pensionable earnings for the year. Pensionable earnings equals base pay, overtime and annual bonuses, which are equivalent to amounts shown as "Annual Compensation" in the Summary Compensation Table. The applicable percentage is based on the participant's age as of December 31 of that year. If the participant was an employee prior to July 1, 1998, an additional transition credit percentage is credited to the participant's account through 2007 (or an earlier date if the participant had less than 10 years of service on December 31, 1998).

Participant's Age     Regular Credit for      Transition Credit
on December 31     Pensionable Earnings*   Pensionable Earnings    Total
Credits

Less than 30                3%                      1%                   4%

30 to 34                    4%                      1%                   5%

35 to 39                    4%                      2%                   6%

40 to 44                    5%                      3%                   8%

45 to 49                    6%                     4.5%                 10.5%

50 to 54                    7%                      4%                  11%

55 and over                 8%                      3%                  11%


* An additional regular credit of 3% is received for pensionable earnings above the Social Security wage base.

      These accounts also receive interest credits based on the average yield for one-year U.S. Treasury Bills for the previous October, plus 1%. In addition, certain annuity benefits earned by participants under prior plans as of December 31, 1997 were converted to additional credit balances under the Ameren Retirement Plan as of January 1, 1998. When a participant terminates employment, the amount credited to the participant's account is converted to an annuity or paid to the participant in a lump sum. The participant can also choose to defer distribution, in which case the account balance is credited with interest at the applicable rate until the future date of distribution. Benefits are not subject to any deduction for Social Security or other offset amounts.

      In certain cases pension benefits under the Retirement Plan are reduced to comply with maximum limitations imposed by the Internal Revenue Code. A
Supplemental Retirement Plan is maintained by Ameren to provide for a supplemental benefit equal to the difference between the benefit that would have been paid if such Code limitations were not in effect and the reduced benefit payable as a result of such Code limitations. The plan is unfunded and is not a qualified plan under the Internal Revenue Code.

      The following table shows the estimated annual retirement benefits, including supplemental benefits, which would be payable to each executive officer listed if he were to retire at age 65 at his 2000 base salary and annual bonus, and payments were made in the form of a single life annuity.

          Name             Year of 65th Birthday     Estimated Annual Benefit

      G. L. Rainwater            2011                         $192,000

      T. R. Voss                 2012                          149,000

      W. L. Baxter               2026                          160,000

      S. R. Sullivan             2025                          168,000

      J. E. Birdsong             2019                          137,000



Change of Control Severance Plan

      Under the Ameren Corporation Change of Control Severance Plan, designated officers of Ameren and its subsidiaries, including current officers of the Company named in the Summary Compensation Table, are entitled to receive severance benefits if their employment is terminated under certain circumstances within three years after a "change of control". A "change of control" occurs, in general, if (i) any individual, entity or group acquires 20% or more of the outstanding Common Stock of Ameren or of the combined voting power of the outstanding voting securities of Ameren; (ii) individuals who, as of the effective date of the Plan, constitute the Board of Directors of Ameren, or who have been approved by a majority of the Board, cease for any reason to constitute a majority of the Board; or (iii) Ameren enters into certain business combinations, unless certain requirements are met regarding continuing ownership of the outstanding Common Stock and voting securities of Ameren and the membership of its Board of Directors.

      Severance benefits are based upon a severance period of two or three years, depending on the officer's position. An officer entitled to severance will receive the following: (a) salary and unpaid vacation pay through the date of termination; (b) a pro rata bonus for the year of termination, and base salary and bonus for the severance period; (c) continued employee welfare benefits for the severance period; (d) a cash payment equal to the actuarial value of the additional benefits the officer would have received under Ameren's qualified and supplemental retirement plans if employed for the severance period; (e) up to $30,000 for the cost of outplacement services; and (f) reimbursement for any excise tax imposed on such benefits as excess payments under the Internal Revenue Code.

                            AUDITING COMMITTEE REPORT

      The Auditing Committee of Ameren Corporation's Board of Directors reviews the financial reporting process of its subsidiary, Central Illinois Public Service Company (CIPS), on behalf of CIPS' Board of Directors. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements to be included in the 2000 Annual Report on SEC Form 10-K with CIPS' management and the independent accountants. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

      The Auditing Committee has discussed with the independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Committee has discussed with the independent accountants, the accountants' independence from CIPS and its management including the matters in the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, received from the independent accountants. The Auditing Committee has considered whether the independent accountants' provision of the services covered under the captions "Independent Accountants" - "Financial Information Systems Design and Implementation Fees" and "All Other Fees" in the proxy statement is compatible with maintaining the accountants' independence.

      In reliance on the reviews and discussions referred to above, the Auditing Committee recommended to the Board of Directors that the audited financial statements be included in CIPS' Annual Report on SEC Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                      /s/ Harvey Saligman, Chairman
                                      /s/ Richard A. Liddy
                                      /s/ Richard A. Lumpkin
                                      /s/ Paul L. Miller, Jr.
                                      /s/ Janet McAfee Weakley
                                      /s/ James W. Wogsland

                             INDEPENDENT ACCOUNTANTS

Fiscal Year 2000

      PricewaterhouseCoopers LLP served as the Company's independent accountants in 2000. Representatives of the firm are expected to be present at the annual meeting with the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

      PricewaterhouseCoopers LLP also served as independent accountants for the Company's parent, Ameren, and its affiliate, Union Electric, in 2000.

Audit Fees:

      The aggregate fees billed or expected to be billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for such fiscal year were $127,800. All but $3,150 of the fees have been billed through December 31, 2000.

Financial Information Systems Design and Implementation Fees:

      The Company did not engage PricewaterhouseCoopers LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

All Other Fees:

      Fees   and    out-of-pocket    expenses   billed   to   the   Company   by
PricewaterhouseCoopers LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company totaled $157,510.

Fiscal Year 2001

      The Company has not selected its independent accountants for 2001. This selection is expected to be made by the Board of Directors of Ameren by the second quarter of fiscal 2001 after consideration of the recommendation of the Auditing Committee of Ameren's Board of Directors, the present members of which are identified in the Auditing Committee Report.

                              STOCKHOLDER PROPOSALS

      Any stockholder proposal intended for inclusion in the proxy material for the Company's 2002 Annual Meeting of Stockholders must be received by November 30, 2001.

      In addition, under the Company's By-Laws, stockholders who intend to submit a proposal in person at an Annual Meeting, or who intend to nominate a Director at a meeting, must provide advance written notice along with other prescribed information. In general, such notice must be received by the Secretary of the Company at the principal executive offices of the Company not later than 60 or earlier than 90 days prior to the meeting. A copy of the By-Laws can be obtained by written request to the Secretary of the Company.


                                  MISCELLANEOUS

      In addition to the use of the mails, proxies may be solicited by personal interview, or by telephone or other means, and banks, brokers, nominees and other custodians and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses in forwarding soliciting material to their principals, the beneficial owners of stock of the Company. Proxies may be solicited by Directors, officers and key employees of the Company on a voluntary basis without compensation. The Company will bear the cost of soliciting proxies on its behalf.

AMEREN CORPORATION                                                  APPENDIX A
AUDITING COMMITTEE CHARTER

The Auditing Committee shall consist of three or more non-employee directors of the Company designated by the Board of Directors who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. The Auditing Committee shall be approved by a majority of the whole Board of Directors by resolution or resolutions. The members of the Auditing Committee shall meet the independence and experience requirements of the New York Stock Exchange. The Auditing Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee.

It is the Committee's responsibility to:

1.    Recommend   to  the   Board  of   Directors   a  firm  of   independent
      accountants,   which  firm  is  ultimately  accountable  to  the  Auditing
      Committee and the Board of Directors.

2. Evaluate the Company's independent accountants (and approve the compensation paid to the independent accountants) and, where appropriate, recommend to the Board of Directors the replacement of the independent accountants.

3. Ensure that the independent accountants submit on a periodic basis to the Auditing Committee a formal written statement delineating all relationships between the independent accountants and the Company and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the accountants' objectivity and independence; and, if deemed appropriate by the Auditing Committee, recommend that the Board of Directors take appropriate action to ensure the independence of the accountants.

4. Review with the independent accountants and with management the proposed scope of the annual audit (including planning and staffing), past audit experience, the Company's internal audit program, recently completed internal audits and other matters bearing upon the scope of the audit.

5. Review and discuss with management and the independent accountants the annual audited financial statements to be included in the Company's Form 10-K filing, including matters regarding accounting and auditing principles as well as internal controls that could have a significant effect on the Company's financial statements and any other matters required to be discussed by the Statement on Auditing Standards No. 61, as modified or supplemented, relating to the conduct of the audit. The Auditing Committee shall also recommend to the Board of Directors that the Company's annual financial statements, together with the report of their independent accountants as to their examination, be included in the Company's Annual Report on Form 10-K.

6. The Chairman of the Auditing Committee, management and the independent accountants will review and discuss the Company's quarterly financial statements contained in its Form 10-Q prior to filing with the Securities and Exchange Commission.

7.    Review  with  management  any  suggestions  and   recommendations  of  the
      independent accountants and internal auditors concerning the Company's auditing and accounting principles and practices, and management's responses to significant findings and recommendations.

8. Meet on a regular basis with a representative or representatives of the Internal Audit Department of the Company and review the Internal Audit Department's Reports of Operations.

9.    Review  the  independent   accountant's  assessment  of  the  Company's
      Internal Audit function.

10. Review the appointment, replacement, reassignment or dismissal of the Manager of Internal Audit.

11. Review whether the Company's Statement of Policy on Business Ethics and Conflicts of Interest have been communicated by the Company to all key employees of the Company with a direction that all such key employees certify that they have read, understand and are not aware of any violation of the Statement of Policy on Business Ethics and Conflicts of Interest.

12. In conjunction with management, the Manager of Internal Audit, and the independent accountants, review significant financial risks to the Company and the steps taken to manage such risks.

13. Review policies and procedures related to officers' expense accounts and perquisites, including use of corporate assets.

14. Review legal and regulatory matters that may have a material effect on financial statements, related Company compliance policies, and reports to regulators.

15.   Separately  meet with internal  auditors,  independent  accountants and
      management  at  least  annually  to  review  matters   requiring   private
      discussion.

16.   Meet  at  least   four   times  per  year,   or  more   frequently   if
      circumstances require. The Committee may ask members of management or others to attend and provide information.

17.   Report  its  significant   activities  and  actions  to  the  Board  of
      Directors on a periodic basis.

18. Prepare a report for inclusion in the Company's annual proxy statement as required by rules of the Securities and Exchange Commission and submit it to the Board of Directors for approval.

19. Review and reassess the adequacy of the Auditing Committee charter on an annual basis and submit any recommended changes to the Board of Directors for approval.

20. Obtain from independent accountants assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.


The Auditing Committee's responsibility is oversight and monitoring of the Company's audit, accounting and financial reporting functions and practices, by monitoring, on behalf of the Board, the Company's accounting and financial reporting practices and the Company's system of internal controls; reviewing the financial information and related disclosures that will be provided to shareowners; and communicating regularly with management and the Company's independent outside accountants regarding such matters. The Board of Directors recognizes, however, that in carrying out its oversight responsibilities, the Auditing Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the work of the independent outside accountants engaged by the Company. The Board of Directors further recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent outside accountants are responsible for auditing those financial statements.

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
P. O. BOX 66149, ST. LOUIS, MISSOURI 63166-6149                            PROXY
________________________________________________________________________________



  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
  THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 24, 2001


The undersigned hereby appoints CHARLES W. MUELLER and STEVEM R. SULLIVAN, and either of them, each with the power of substitution, as proxy for the undersigned, to vote all the shares of capital stock of CENTRAL ILLINOIS PUBLIC SERVICE COMPANY represented hereby at the Annual Meeting of Stockholders to be held at Powell Symphony Hall, 718 North Grand Boulevard, St. Louis, Missouri, on April 24, 2001 at 9:00 A.M., and at any adjournment thereof, upon all matters that may be submitted to a vote of stockholders including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this proxy form and in their discretion on any other matter that may be submitted to a vote of stockholders.


  NOMINEES FOR DIRECTOR -  PAUL A. AGATHEN, WARNER L. BAXTER, DONALD E. BRANDT,
                           CHARLES W. MUELLER, AND GARY L. RAINWATER



PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE hereof and return this proxy form promptly in the enclosed envelope. If you attend the meeting and wish to change your vote, you may do so automatically by casting your ballot at the meeting.

                          SEE REVERSE SIDE




                                   - -  THANK YOU FOR YOUR PROMPT ATTENTION  - -

                                               FOLD AND DETACH HERE



/ x /      Please mark votes                   This proxy will be voted as specified below.  If no direction is made, this
           as in this example.                 proxy will be voted FOR all nominees listed on the reverse side.


THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR ITEM 1.


          FOR all nominees       WITHHOLD AUTHORITY      Holders of depositary                   ATTENDANCE CARD
          (except as listed        all nominees          shares representing                        REQUESTED
           below)                                        1/4 of a share of                            /   /
                                                         6.625% Cumulative Pre-
 ITEM 1    /     /                   /     /             ferred Stock direct
 ELECTION OF                                             Ameren Services Company,
 DIRECTORS                                               as depository agent for
                                                         holders of depositary
 FOR ALL EXCEPT:_________________________________        shares, to appoint proxies
                                                         to vote as indicated herein.





                                                         [AMERENCIPS LOGO]

                                                                                                        SEE
                                                   DATED________________2001                            REVERSE
                                                                                                        SIDE


                                             -------------------------------------------------------
                                             SIGNATURE - Please sign exactly as name appears hereon.


                                             -------------------------------------------------------
                                             CAPACITY (OR SIGNATURE IF HELD JOINTLY)

                                             Shares registered in the name of a Custodian or Guardian
                                             must be signed by such.  Executors, administrators,
                                             trustees, etc. should so indicate when signing.



